UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/07

ITEM 1.               REPORT TO STOCKHOLDERS

FEBRUARY 28, 2007

Semiannual Report
to Shareholders

DWS Global Thematic Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

clcik here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2007

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.70%, 2.47%, 2.49% and 2.00% for Class A, Class B, Class C and R shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days (15 days effective March 12, 2007), which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A, Class C and Class R shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 and Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/07
DWS Global Thematic Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	13.61%	19.76%	21.07%	15.65%	9.82%
Class B	13.16%	18.70%	20.06%	14.71%	8.94%
Class C	13.24%	18.92%	20.18%	14.78%	8.98%
Class R	13.44%	19.52%	20.81%	15.40%	9.57%
MSCI World Index+	10.38%	15.86%	13.69%	10.99%	7.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 2/28/07	$ 33.57	$ 32.92	$ 33.01	$ 33.57
8/31/06	$ 35.02	$ 34.50	$ 34.55	$ 34.98
Distribution Information: Six Months as of 2/28/07: Income Dividends	$ .11	$ —	$ —	$ .02
Capital Gain Distributions	$ 6.00	$ 6.00	$ 6.00	$ 6.00
Class A Lipper Rankings — Global Multi-Cap Growth Funds Category as of 2/28/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	54	8
3-Year	2	of	46	5
5-Year	2	of	31	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Thematic Fund — Class A [] MSCI World Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/07
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,287	$16,725	$19,500	$24,054
	Average annual total return	12.87%	18.70%	14.29%	9.17%
Class B	Growth of $10,000	$11,570	$17,108	$19,760	$23,538
	Average annual total return	15.70%	19.60%	14.59%	8.94%
Class C	Growth of $10,000	$11,892	$17,357	$19,926	$23,626
	Average annual total return	18.92%	20.18%	14.78%	8.98%
Class R	Growth of $10,000	$11,952	$17,633	$20,468	$24,947
	Average annual total return	19.52%	20.81%	15.40%	9.57%
MSCI World Index+	Growth of $10,000	$11,586	$14,694	$16,842	$20,542
	Average annual total return	15.86%	13.69%	10.99%	7.46%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.28% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days (15 days effective March 12, 2007), which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/28/07
DWS Global Thematic Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	13.79%	20.11%	21.50%	16.01%	10.14%
MSCI World Index+	10.38%	15.86%	13.69%	10.99%	7.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/07	$ 33.46
8/31/06	$ 34.99
Distribution Information: Six Months as of 2/28/07: Income Dividends	$ .22
Capital Gain Distributions	$ 6.00
Class S Lipper Rankings — Global Multi-Cap Growth Funds Category as of 2/28/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	54	6
3-Year	1	of	46	3
5-Year	1	of	31	4
10-Year	7	of	11	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Thematic Fund — Class S [] MSCI World Index+

Yearly periods ended February 28
Comparative Results as of 2/28/07
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,011	$17,935	$21,013	$26,273
	Average annual total return	20.11%	21.50%	16.01%	10.14%
MSCI World Index+	Growth of $10,000	$11,586	$14,694	$16,842	$20,542
	Average annual total return	15.86%	13.69%	10.99%	7.46%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2006 to February 28, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2007
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,136.10	$ 1,131.60	$ 1,132.40	$ 1,134.40	$ 1,137.90
Expenses Paid per $1,000*	$ 7.68	$ 12.31	$ 11.68	$ 9.05	$ 6.36
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,017.60	$ 1,013.24	$ 1,013.84	$ 1,016.31	$ 1,018.84
Expenses Paid per $1,000*	$ 7.25	$ 11.63	$ 11.04	$ 8.55	$ 6.01
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS Global Thematic Fund	1.45%	2.33%	2.21%	1.71%	1.20%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Oliver Kratz discusses the market environment, fund performance and investment strategy in managing DWS Global Thematic Fund during the six-month period ended February 28, 2007.

Q: How did the global equity markets perform during the semiannual period?

A: Stock prices delivered a strong, steady gain during the past six months due to a confluence of positive factors. Global growth remained robust and continued to improve in regions that in recent years had lagged the broader world economy, most notably continental Europe. Corporate earnings also remained a pillar of support. In the United States, for instance, profits rose at a double-digit pace for the 14th consecutive calendar quarter during the three-month period ended December 31, 2006. Further aiding the rise in global markets was an abundance of liquidity (in other words, cash available to be put to work in the financial markets). This led to both a surge in merger and acquisition activity as well as strong performance from higher-risk asset classes such as the emerging markets. The reporting period ended on a down note, with concerns about slowing global growth leading to a steep sell-off in the final days of February. Aside from this blemish, the semiannual period was marked by an almost uninterrupted climb for the global equity markets.

Q: How did the fund perform?

A: For the six-month period ended February 28, 2007, Class A shares of DWS Global Thematic Fund returned 13.61%, ahead of both the 10.38% return of its benchmark, the Morgan Stanley Capital International (MSCI) World Index, and the 11.27% average return of the 55 funds in its Lipper peer group, Global Multi-Cap Growth Funds category.1,2

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Multi-Cap Growth Funds category consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Class S shares of the fund finished #1 overall in the Lipper peer group for the three- and five-year periods out of a group of 46 and 31 funds, respectively. The fund finished third out of 54 funds for the one-year period. The fund's average annual return also outpaced the return of the benchmark by a wide margin for the one-, three-, and five-year periods: 20.11% versus 13.63%, 21.50% versus 13.84%, and 16.01% versus 10.67%, respectively.

(Class A share returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Class S shares have no sales charges. Past performance is no guarantee of future results. Please see pages 5 through 9 for more complete performance information, including the performance of other share classes and complete ranking information.)

As discussed in past reports to shareholders, we believe the fund's strong performance record is the result of our unique approach to investing. We strive to identify the themes that we believe will be the important long-term drivers of the global business environment, then we use intensive fundamental research and a wide array of quantitative tools to invest in companies that stand to benefit as these themes unfold. The potential advantage of this approach is that longer-term themes can continue to develop even when equity markets are under pressure. The goal of this approach is outperformance in both bull and bear markets.

Q: Will you discuss the key elements of your positioning and how they affected fund performance?

A: Below, we highlight the 10 largest themes in the fund in the order of their contribution to performance, along with leading contributors and detractors. Please note that we have implemented three theme name changes as we enter 2007. These are not new theme introductions, and the investment concepts within the existing themes have not changed. Instead, these are simply name changes that we believe more accurately describe the themes in question.

Disequilibria: This theme aims to identify companies in industries experiencing, or about to experience, a shift in their competitive dynamics. We believe opportunity exists in companies that are undervalued by investors but that have acknowledged the need for change and have selected a course of action. Given its focus on companies that should benefit from positive changes to their business models, the Disequilibria theme should have a lower correlation to broader market movements than other areas of the portfolio.

Disequilibria made the largest contribution among the fund's 12 themes during the past six months. The leading individual contributors were OTP Bank Nyrt* (Hungary), Commerzbank AG (Germany) and Siemens AG (Germany). All are examples of companies whose restructuring initiatives have resulted in improved results and strong market performance.

* This position was no longer held as of February 28, 2007.

Talent and Ingenuity: The focus of this long-standing theme remains the identification of companies that benefit from their ownership of intellectual property rather than hard assets. This theme performed well for the fund, and given its status as one of the largest thematic holdings it therefore made a substantial contribution to overall performance. The top contributors in this theme were Porsche AG, Teva Pharmaceutical Industries Ltd. (the Israel-based manufacturer of generic drugs), and Infosys Technologies Ltd., the India-based technology outsourcing firm. On the negative side, Talent and Ingenuity also held the fund's second-largest detractor, High Tech Computer Corp. The company, which is based in Taiwan, saw its stock slide sharply during the period due to a weaker-than-expected outlook and increased competition from Apple's iPhone.

Asymmetric Negotiators: This theme, which was previously known as Ultimate Subcontractors, focuses on companies that stand to benefit from the fact that the pricing of global resources — such as oil and metals — is asymmetrically negotiated based on producers' access to finite deposit bases. While energy and materials stocks underperformed the broader market during the semiannual period, this theme nonetheless contributed to fund performance due to the robust returns of holdings such as Companhia Vale do Rio Doce SA (Brazil), Repsol YPF SA* (Spain) and BASF AG (Germany).

* This position was no longer held as of February 28, 2007.

Large Units: The fourth best-performing theme was Large Units, which targets companies that are poised to benefit from the changes taking place throughout developing markets, including the emergence of middle classes, the growth of consumerism and increasing capital investment. Shanghai Electric Group Co., Ltd., which has benefited as stronger regional growth has led to rising demand for power, was the leading contributor in this theme. Also aiding fund performance were Korea's Kookmin Bank and Malaysia's Resorts World Bhd., both of which have taken advantage of the growing wealth of Asia's middle class. We believe Kookmin Bank is extremely well positioned to benefit from the longest stretch of Korean growth in a decade, which has spurred increased borrowing and improved debt repayments. However, one of the fund's leading detractors was Korea's Hyundai Motor Co.,* whose shares slid nearly 18% on worries that the rising value of the Korean currency — the won — would make its vehicles more expensive for overseas consumers.

* This position was no longer held as of February 28, 2007.

New Annuities: Given the aging population in the developed countries, we see continued growth in investor demand for companies with assets that can generate predictable long-term returns. The leading contributor in this theme was Magyar Telecom Telecommunications, Hungary's largest fixed-line telecom provider. We decided to sell the stock once it reached our target price. Also making meaningful contributions were GlaxoSmithKline PLC and Wienerberger AG, which, as a maker of bricks and roofing materials, has been a beneficiary of the strong global economy.

Global Agribusiness: A relatively new theme introduced to the fund within the past year, Global Agribusiness seeks to take advantage of the connection between rising wealth in the developing world and the inevitable rise in global food consumption. Potential investments include companies within every part of the global food chain, including seed producers, fertilizer companies, landbank owners, beef cattle companies, logistics providers, farm equipment makers and more.

The top contributor in the theme, and one of the leaders within the entire portfolio, was Bunge Ltd.*, a producer of agricultural commodities, fertilizers and food products. Bunge's stock rose during the semiannual period as the rising demand for biofuels helped the company deliver earnings results that were well above expectations. Also contributing were Kuala Lumpur Keopong Bhd.*, which has capitalized on rising property prices in Malaysia, and Monsanto Co., the US-based seed company that has benefited as the rising demand for exports and the growing use of ethanol has led to a surge in corn prices. Monsanto's engineering of seeds that are resistant to weed killer and agricultural pests have allowed the company to gain market share over its rivals.

* This position was no longer held as of February 28, 2007.

Ex-Atrophy: This theme, previously called "Japan Restructuring," seeks companies surfacing from a period of stagnation. The holdings within this theme have been typically centered around Japanese companies that we believe are poised to benefit from the resurgence of the Japanese economy following over a decade of stagnation and deflation. Even though Japan slightly lagged the performance of the broader global markets, we generated outperformance in this theme via holdings in the real estate related companies Mitsui Fudosan Co., Ltd. and Mitsubishi Estate Co., Ltd.*, as well as Nomura Holdings, Inc., a financial stock.

* This position was no longer held as of February 28, 2007.

Security: As a theme, Security attempts to identify companies that provide the technological and human resources necessary to protect people, their assets and information. The top performers here were Cisco Systems, Inc., Julius Bear Holding AG* (Switzerland) and MetLife, Inc. Security was also home to one of the fund's leading detractors for the period, Symantec Corp. The company's shares declined 13% on January 16, 2007 after its management announced that growth in its fiscal third quarter (ended December 31, 2006) would miss expectations. We maintained a position in the stock as of the close of the period.

* This position was no longer held as of February 28, 2007.

Market Hedge: In order to manage the risk of instability in the global economy and/or financial markets, we hold a small position in stocks leveraged to the mining of metals, especially gold. In order to better reflect the true intention of this theme, we changed its name from "Safety Assets" at the start of 2007. Gold stocks produced a positive absolute return during the six-month period but underperformed the broader market due to concerns that rising costs would weigh on the sector's earnings. Nevertheless, we see this theme as an important means of portfolio diversification on a longer-term basis.

Supply Chain Dominance: This theme invests in companies that dominate the supply chain economics of their respective fields. Such firms seek to benefit from better economics, cost savings, an advantageous capital base and the synergies that come with being "the partner of choice" of both buyers and suppliers. These companies are usually characterized by both rising market share and increasing profit margins. Supply Chain Dominance was the weakest-performing theme for the fund during the past six months. While there was no common thread among the stocks that underperformed, the theme was home to a number of notable detractors, including 3Com Corp., the Brazilian discount airliner Gol-Linhas Aereas Inteligentes SA and Samsung Electronics Co., Ltd.

Fund Assets by Theme, as of February 28, 2007 (as a % of investments)
Disequilibria	17%
Talent and Ingenuity	17%
Supply Chain Dominance	12%
Asymmetric Negotiators	12%
New Annuities	11%
Large Units	9%
Ex-Atrophy	5%
Security	5%
Global Agribusiness	4%
Market Hedge	4%
Distressed Companies	3%
Private/Public Partnerships	1%

Q: Do you have any closing thoughts for investors?

A: The past six months have been an interesting time for the markets, as we have seen both periods of euphoria and — in the final week of the period — a sudden and violent reassessment of risk. During the euphoric period, which appears to have reached its climax in December, we spent our time trying to find inexpensive investments that could be assessed through a thematic long-term perspective. As part of this process, we found some of the most compelling opportunities in Disequilibria, Global Agribusiness and Supply Chain Dominance. Now that an element of caution has returned to the markets, we will be alert for opportunities to take advantage of potential downturns in global equity prices. Given the growing number of indiscriminate participants in the markets, the value of virtually all stocks will be marked down at such times. Market volatility therefore represents an opening for those willing to increase positions in stocks that offer long-term opportunities.

Looking ahead, we will continue striving to identify some of the large inefficiencies and changes affecting the world economy. In addition, we will continue to seek investments that have a low correlation to broader market performance. We are maintaining a portfolio of diversified themes that we believe will allow our investors always to have some investment ideas working even as others are not. In an environment of potentially higher market volatility in the months ahead, we believe our approach — which seeks to spread out the portfolio's risk exposure via the highly diversified nature of its investments — will hold the fund in good stead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	2/28/07	8/31/06

Common Stocks	88%	91%
Cash Equivalents	7%	5%
Preferred Stocks	3%	2%
Exchange Traded Funds	2%	2%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	2/28/07	8/31/06

Europe (excluding United Kingdom)	31%	32%
United States and Canada	25%	32%
Pacific Basin	16%	14%
Latin America	10%	4%
Japan	7%	8%
United Kingdom	6%	5%
Africa	3%	1%
Other	2%	4%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	2/28/07	8/31/06

Financials	23%	23%
Industrials	15%	12%
Information Technology	13%	17%
Energy	11%	8%
Consumer Discretionary	10%	10%
Health Care	10%	12%
Materials	9%	10%
Consumer Staples	6%	4%
Telecommunication Services	3%	3%
Utilities	—	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2007 (17.6% of Net Assets)	Country	Percent
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.1%
2. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	2.0%
3. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	2.0%
4. America Movil SA de CV Provider of wireless communication services	Mexico	1.8%
5. Commerzbank AG Offers various retail and commercial banking services	Germany	1.8%
6. General Electric Co. Manufactures, distributes and markets electricity	United States	1.8%
7. Gol-Linhas Aereas Inteligentes SA Provides low-fare and nonstop passenger flight services	Brazil	1.6%
8. Mizuho Financial Group, Inc. Provider of financial services	Japan	1.6%
9. ABN AMRO Holding NV Attracts, deposits and provides banking services internationally	Netherlands	1.5%
10. Total SA Produces, refines, transports and markets oil and natural gas	France	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 88.2%
Argentina 0.4%
Banco Macro SA (ADR) (Cost $6,781,461)	190,900	6,423,785
Australia 0.1%
Australian Agricultural Co., Ltd. (Cost $870,306)	717,505	1,356,604
Austria 1.6%
Erste Bank der oesterreichischen Sparkassen AG	108,100	8,011,875
OMV AG	84,900	4,723,515
Wienerberger AG	280,605	17,199,990
(Cost $23,659,140)		29,935,380
Bermuda 1.0%
Marvell Technology Group Ltd.*	514,600	10,559,592
Tyco International Ltd.	275,600	8,496,748
(Cost $20,936,284)		19,056,340
Brazil 6.4%
Diagnosticos da America SA*	453,800	9,865,683
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	1,045,300	29,717,879
Petroleo Brasileiro SA (ADR)	403,400	36,467,360
Santos-Brasil SA (Unit)	1,758,600	21,396,784
Tam SA (ADR)* (a)	338,700	9,910,362
Tim Participacoes SA (ADR) (Preferred) (a)	291,200	9,219,392
(Cost $116,350,245)		116,577,460
Canada 1.3%
Coalcorp Mining, Inc.* (a)	6,107,000	3,289,509
Goldcorp, Inc.	527,400	14,149,976
Meridian Gold, Inc.*	210,900	5,784,604
(Cost $15,929,463)		23,224,089
Channel Islands 0.4%
KKR Private Equity Investors LP (Unit) (Cost $7,687,482)	311,600	7,471,832
China 0.4%
China Huiyuan Juice Group Ltd.*	213,000	278,075
Shanghai Electric Group Co., Ltd. "H"	11,439,300	5,319,699
Sunshine Holdings Ltd.	9,721,000	2,083,457
(Cost $5,953,085)		7,681,231
Egypt 0.3%
Orascom Construction Industries (GDR) (REG S) (Cost $3,645,359)	55,800	5,355,970
Finland 0.2%
M-real Oyj "B" (Cost $4,608,177)	658,300	4,458,864
France 2.7%
PPR	151,003	22,644,286
Total SA	381,127	25,615,074
(Cost $38,015,871)		48,259,360
Germany 9.5%
Adidas AG	298,054	14,637,865
Axel Springer AG	60,996	11,196,363
BASF AG (a)	87,418	8,892,416
Bayer AG (a)	132,173	7,595,670
Commerzbank AG (a)	808,305	33,367,776
Deutsche Post AG (Registered)	281,041	8,964,953
GEA Group AG	408,137	9,357,517
GfK AG (a)	171,177	7,590,562
Hypo Real Estate Holding AG (a)	221,349	14,019,995
SAP AG (ADR) (a)	284,100	13,060,077
Siemens AG (Registered) (a)	123,549	12,993,987
Stada Arzneimittel AG (a)	293,147	16,850,782
TUI AG (a)	604,900	14,107,833
(Cost $143,881,502)		172,635,796
Hong Kong 2.4%
A-S China Plumbing Products Ltd.*	6,700,000	2,178,165
China Properties Group Ltd.*	22,362,000	10,132,021
China Yurun Food Group Ltd.	1,860,000	1,947,966
Great Eagle Holdings Ltd.	3,147,000	11,017,381
Hongkong & Shanghai Hotels Ltd.	7,366,721	12,172,761
Industrial & Commercial Bank of China (Asia) Ltd.	3,173,700	6,907,179
(Cost $40,281,161)		44,355,473
Hungary 0.8%
MOL Hungarian Oil and Gas Nyrt. (Cost $14,037,594)	142,900	15,296,892
India 0.4%
Infosys Technologies Ltd. (Cost $3,546,885)	159,800	7,507,602
Indonesia 0.6%
PT Telekomunikasi Indonesia (ADR) (Cost $10,883,266)	257,500	10,413,300
Israel 1.5%
NICE Systems Ltd. (ADR)*	305,600	10,460,688
Teva Pharmaceutical Industries Ltd. (ADR)	464,000	16,499,840
(Cost $23,673,159)		26,960,528
Italy 0.6%
ERG SpA (a) (Cost $9,066,145)	426,200	10,508,691
Japan 6.2%
Aiful Corp.	209,350	5,679,663
FANUC Ltd.	135,300	12,048,741
Komatsu Ltd.	573,000	12,679,594
Mitsui Fudosan Co., Ltd.	848,000	23,317,664
Mizuho Financial Group, Inc.	4,140	28,931,492
Nomura Holdings, Inc.	668,500	14,446,426
Promise Co., Ltd.	140,000	4,766,894
Shinsei Bank Ltd.	2,179,000	11,717,897
(Cost $80,735,413)		113,588,371
Kazakhstan 0.5%
KazMunaiGas Exploration Production (GDR) 144A* (Cost $5,911,632)	403,800	8,136,570
Korea 3.6%
CDNetworks Co., Ltd.*	149,555	4,323,237
Kookmin Bank	138,700	12,403,542
Kookmin Bank (ADR)	30,600	2,733,804
LG Chem Ltd.	167,000	7,756,159
Samsung Electronics Co., Ltd.	63,480	38,456,802
(Cost $61,271,942)		65,673,544
Malaysia 1.4%
AMMB Holdings Bhd.	10,173,600	9,713,990
Resorts World Bhd.	2,021,800	8,716,143
Steppe Cement Ltd.*	1,271,215	7,240,105
(Cost $19,505,332)		25,670,238
Mexico 1.8%
America Movil SA de CV"L" (ADR) (Cost $34,090,527)	763,700	33,450,060
Netherlands 2.1%
ABN AMRO Holding NV	763,273	26,791,850
Koninklijke DSM NV	277,452	12,023,283
(Cost $32,421,441)		38,815,133
Norway 0.5%
Cermaq ASA (Cost $8,673,460)	477,000	8,927,105
Pakistan 0.2%
MCB Bank Ltd. (GDR) 144A (Cost $3,591,587)	207,957	4,263,118
Russia 1.0%
Gazprom (ADR)	301,339	12,190,483
Surgutneftegaz (ADR) (a)	115,300	6,825,760
(Cost $20,364,866)		19,016,243
Singapore 0.2%
CapitaRetail China Trust (REIT)*	711,000	1,357,010
Food Empire Holdings Ltd.	3,852,000	2,384,658
(Cost $3,485,048)		3,741,668
South Africa 2.1%
Gold Fields Ltd. (ADR) (a)	468,400	8,257,892
Gold Fields Ltd.	1,055,500	18,448,556
Lewis Group Ltd.	1,254,700	11,812,717
(Cost $34,476,936)		38,519,165
Sweden 2.7%
OMX AB	772,700	14,640,763
Rezidor Hotel Group AB*	2,039,000	15,668,933
Telefonaktiebolaget LM Ericsson "B"	5,320,400	19,045,424
(Cost $49,610,237)		49,355,120
Switzerland 3.9%
Credit Suisse Group (Registered) (a)	345,713	23,945,609
Nestle SA (Registered)*	48,207	17,947,418
Novartis AG (Registered) (a)	163,968	9,108,658
UBS AG (Registered)	335,668	19,815,196
(Cost $63,182,784)		70,816,881
Taiwan 2.1%
Asustek Computer, Inc.	5,995,000	15,633,100
High Tech Computer Corp.	782,000	11,322,376
Hon Hai Precision Industry Co., Ltd.	1,598,000	10,900,902
(Cost $43,301,927)		37,856,378
Thailand 1.7%
Bangkok Bank PCL (Foreign Registered)	1,466,000	4,865,199
Kasikornbank PCL (Foreign Registered)	1,634,200	3,180,147
Siam City Bank PCL (Foreign Registered)	9,375,900	5,028,954
Thai Oil PCL (Foreign Registered)	8,046,400	13,243,157
TMB Bank PCL*	70,433,200	3,920,640
(Cost $27,205,591)		30,238,097
Turkey 1.1%
Tupras-Turkiye Petrol Rafinerileri AS	118,800	2,295,917
Turkiye Garanti Bankasi AS (Unit)	1,536,800	5,885,995
Turkiye Is Bankasi "C"	2,312,080	11,002,676
(Cost $15,024,394)		19,184,588
United Kingdom 5.5%
Anglo American PLC	163,004	7,712,569
BHP Billiton PLC	776,827	15,654,677
GlaxoSmithKline PLC	1,302,258	36,582,828
Kingfisher PLC	2,460,028	12,126,851
Royal Bank of Scotland Group PLC	241,437	9,499,356
Standard Chartered PLC	671,076	18,768,420
(Cost $83,941,294)		100,344,701
United States 21.0%
3Com Corp.*	1,667,500	6,453,225
Apple, Inc.*	194,800	16,482,028
Archer-Daniels-Midland Co.	361,900	12,442,122
BJ's Wholesale Club, Inc.*	195,300	6,304,284
BMB Munai, Inc.* (a)	480,000	2,352,000
Briggs & Stratton Corp. (a)	232,200	6,789,528
Caterpillar, Inc.	359,700	23,171,874
Cisco Systems, Inc.*	954,700	24,764,918
Coca-Cola Co.	410,800	19,176,144
ExxonMobil Corp.	342,000	24,514,560
General Electric Co.	943,500	32,947,020
General Mills, Inc.	312,650	17,620,954
Intel Corp.	832,950	16,534,058
Johnson & Johnson	216,500	13,650,325
Lennox International, Inc.	235,800	8,092,656
Medtronic, Inc.	182,100	9,170,556
MetLife, Inc.	257,300	16,248,495
Monsanto Co.	349,000	18,388,810
Newmont Mining Corp.	154,900	6,981,343
Pantry, Inc.*	247,268	11,658,686
Pfizer, Inc.	521,500	13,016,640
Schlumberger Ltd.	329,800	20,711,440
St. Jude Medical, Inc.*	343,600	13,623,740
Symantec Corp.*	456,000	7,797,600
Walter Industries, Inc. (a)	420,100	10,473,093
Wyeth	270,350	13,225,522
Zimmer Holdings, Inc.*	132,300	11,156,858
(Cost $335,656,023)		383,748,479
Total Common Stocks (Cost $1,412,257,019)		1,608,824,656

Preferred Stocks 2.5%
Brazil 1.3%
Net Servicos de Comunicacao SA* (Cost $21,213,973)	1,877,200	23,902,099
Germany 1.2%
Porsche AG (a) (Cost $15,553,743)	16,999	22,247,809
Total Preferred Stocks (Cost $36,767,716)		46,149,908
	Principal Amount ($)	Value ($)

Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	389,000	181,613
	Shares	Value ($)

Rights 0.0%
Brazil
Net Servicos de Comunicacao SA* (Cost $0)	15,651	34,025

Exchange Traded Funds 2.5%
United States
Biotech HOLDRs Trust (a)	76,350	13,923,186
iShares Nasdaq Biotechnology Index Fund* (a)	411,600	31,672,620
Total Exchange Traded Funds (Cost $43,141,840)		45,595,806

Call Options Purchased 0.1%
Wal-Mart Stores, Inc. Strike Price $50.0, Expiration 6/16/2007 (Cost $2,141,398)	15,806	2,212,840

Securities Lending Collateral 11.9%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $217,369,960)	217,369,960	217,369,960

Cash Equivalents 6.9%
Cash Management QP Trust, 5.31% (d) (Cost $124,674,373)	124,674,373	124,674,373
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,836,352,306)+	112.1	2,045,043,181
Other Assets and Liabilities, Net	(12.1)	(220,080,083)
Net Assets	100.0	1,824,963,098
* Non-income producing security.
+ The cost for federal income tax purposes was $1,843,866,169. At February 28, 2007, net unrealized appreciation for all securities based on tax cost was $201,177,012. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $235,652,764 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $34,475,752.
(a) All or a portion of these securities were on loan amounting to $205,039,314. In addition, included in other assets and liabilities, net is a pending sale, amounting to $4,328,815 for a security, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2007 amounted to $209,368,129 which is 11.5% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

HOLDRs: Holding Company Depositary Receipts

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,494,307,973) — including $205,039,314 of securities loaned	$ 1,702,998,848
Investment in Cash Management QP Trust (cost $124,674,373)	124,674,373
Investment in Daily Assets Fund Institutional (cost $217,369,960)*	217,369,960
Total investments in securities, at value (cost $1,836,352,306)	2,045,043,181
Foreign currency, at value (cost $3,415,681)	3,417,118
Receivable for investments sold	75,476,275
Dividends receivable	3,372,549
Interest receivable	555,037
Receivable for Fund shares sold	14,729,247
Foreign taxes recoverable	78,084
Other assets	117,512
Total assets	2,142,789,003
Liabilities
Payable upon return of securities loaned	217,369,960
Payable for investments purchased	92,751,051
Payable for Fund shares redeemed	4,436,391
Deferred foreign taxes payable	678,448
Accrued management fee	1,187,548
Other accrued expenses and payables	1,402,507
Total liabilities	317,825,905
Net assets, at value	$ 1,824,963,098
Net Assets
Net assets consist of: Undistributed net investment income	23,019
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $678,448)	208,012,427
Foreign currency related transactions	(85,244)
Accumulated net realized gain (loss)	116,957,063
Paid-in capital	1,500,055,833
Net assets, at value	$ 1,824,963,098
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($324,831,784 ÷ 9,675,380 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 33.57
Maximum offering price per share (100 ÷ 94.25 of $33.57)	$ 35.62

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($25,709,818 ÷ 780,907 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 32.92

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($126,359,967 ÷ 3,828,481 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 33.01
Class R Net Asset Value, offering and redemption price(a) per share ($3,074,038 ÷ 91,564 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 33.57
Class S Net Asset Value, offering and redemption price(a) per share ($1,344,987,491 ÷ 40,192,219 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 33.46
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $594,330)	$ 8,820,412
Interest	61,550
Interest — Cash Management QP Trust	1,567,975
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	306,744
Other income*	180,452
Total Income	10,937,133
Expenses: Management fee	6,779,655
Administration fee	789,919
Services to shareholders	1,391,740
Custodian fee	242,229
Distribution service fees	701,177
Auditing	45,395
Legal	26,906
Directors' fees and expenses	19,450
Reports to shareholders	95,485
Registration fees	41,530
Other	86,303
Total expenses	10,219,789
Net investment income (loss)	717,344
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	141,953,264
Foreign currency related transactions	(285,229)
141,668,035
Net unrealized appreciation (depreciation) during the period on: Investments (including deferred foreign taxes of $122,265)	53,480,026
Foreign currency related transactions	(11,027)
53,468,999
Net gain (loss) on investment transactions	195,137,034
Net increase (decrease) in net assets resulting from operations	$ 195,854,378
* Represents non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Operations: Net investment income (loss)	$ 717,344	$ 10,042,551
Net realized gain (loss) on investment transactions	141,668,035	276,366,394
Net unrealized appreciation (depreciation) during the period on investment transactions	53,468,999	(10,778,732)
Net increase (decrease) in net assets resulting from operations	195,854,378	275,630,213
Distributions to shareholders from: Net investment income: Class A	(603,442)	(100,775)
Class R	(872)	(4,792)
Class AARP	—	(735,876)
Class S	(7,405,416)	(7,602,918)
Net realized gains: Class A	(35,030,517)	(2,186,169)
Class B	(3,276,606)	(575,119)
Class C	(13,165,656)	(501,247)
Class R	(351,327)	(114,584)
Class AARP	—	(8,534,969)
Class S	(203,089,982)	(63,812,036)
Fund share transactions: Proceeds from shares sold	400,889,796	278,808,380
Reinvestment of distributions	239,821,240	79,083,489
Cost of shares redeemed	(110,085,334)	(170,723,043)
Redemption fees	23,356	38,716
Net increase (decrease) in net assets from Fund share transactions	530,649,058	187,207,542
Increase (decrease) in net assets	463,579,618	378,669,270
Net assets at beginning of period	1,361,383,480	982,714,210
Net assets at end of period (including undistributed net investment income of $23,019 and $7,315,405, respectively)	$ 1,824,963,098	$ 1,361,383,480

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 35.02	$ 29.60	$ 22.81	$ 20.42	$ 18.76	$ 23.14
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)[f]	.19	.13	.00***	.12	.07
Net realized and unrealized gain (loss) on investment transactions	4.67	7.63	6.66	2.65	1.69	(3.89)
Total from investment operations	4.66	7.82	6.79	2.65	1.81	(3.82)
Less distributions from: Net investment income	(.11)	(.11)	—	(.26)	(.15)	(.41)
Net realized gain on investment transactions	(6.00)	(2.29)	—	—	—	(.15)
Total distributions	(6.11)	(2.40)	—	(.26)	(.15)	(.56)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 33.57	$ 35.02	$ 29.60	$ 22.81	$ 20.42	$ 18.76
Total Return (%)[c]	13.61f**	27.65	29.77[d]	12.99[d]	9.75	(16.80)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	325	119	26	17	15	14
Ratio of expenses before expense reductions (%)	1.45*	1.56	1.76	1.77	1.66	1.63
Ratio of expenses after expense reductions (%)	1.45*	1.56	1.70	1.69	1.66	1.63
Ratio of net investment income (loss) (%)	(.03)e,f**	.62	.51	.04	.66	.34
Portfolio turnover rate (%)	118*	143	54	81	55	31
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio for the six months ended February 28, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase of net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 34.50	$ 29.35	$ 22.79	$ 20.40	$ 18.73	$ 23.10
Income (loss) from investment operations: Net investment income (loss)[b]	(.16)[f]	(.10)	(.07)	(.18)	(.03)	(.10)
Net realized and unrealized gain (loss) on investment transactions	4.58	7.54	6.63	2.65	1.70	(3.90)
Total from investment operations	4.42	7.44	6.56	2.47	1.67	(4.00)
Less distributions from: Net investment income	—	—	—	(.08)	(.00)***	(.22)
Net realized gain on investment transactions	(6.00)	(2.29)	—	—	—	(.15)
Total distributions	(6.00)	(2.29)	—	(.08)	(.00)***	(.37)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 32.92	$ 34.50	$ 29.35	$ 22.79	$ 20.40	$ 18.73
Total Return (%)[c]	13.16f**	26.42[d]	28.78[d]	12.21[d]	8.93	(17.50)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	14	7	8	9	10
Ratio of expenses before expense reductions (%)	2.33*	2.61	2.69	2.58	2.45	2.43
Ratio of expenses after expense reductions (%)	2.33*	2.49	2.47	2.47	2.45	2.43
Ratio of net investment income (loss) (%)	(.46)e,f**	(.31)	(.26)	(.74)	(.13)	(.46)
Portfolio turnover rate (%)	118*	143	54	81	55	31
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio for the six months ended February 28, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase of net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 34.55	$ 29.35	$ 22.79	$ 20.39	$ 18.73	$ 23.10
Income (loss) from investment operations: Net investment income (loss)[b]	(.14)[f]	(.06)	(.07)	(.16)	(.02)	(.09)
Net realized and unrealized gain (loss) on investment transactions	4.60	7.55	6.63	2.64	1.69	(3.90)
Total from investment operations	4.46	7.49	6.56	2.48	1.67	(3.99)
Less distributions from: Net investment income	—	—	—	(.08)	(.01)	(.23)
Net realized gain on investment transactions	(6.00)	(2.29)	—	—	—	(.15)
Total distributions	(6.00)	(2.29)	—	(.08)	(.01)	(.38)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 33.01	$ 34.55	$ 29.35	$ 22.79	$ 20.39	$ 18.73
Total Return (%)[c]	13.24f**	26.64	28.78[d]	12.23[d]	8.91	(17.48)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	39	5	5	5	5
Ratio of expenses before expense reductions (%)	2.21*	2.33	2.62	2.56	2.44	2.40
Ratio of expenses after expense reductions (%)	2.21*	2.33	2.47	2.46	2.44	2.40
Ratio of net investment income (loss) (%)	(.41)e,f**	(.15)	(.26)	(.73)	(.12)	(.43)
Portfolio turnover rate (%)	118*	143	54	81	55	31
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio for the six months ended February 28, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase of net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended August 31,	2007[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 34.98	$ 29.63	$ 22.89	$ 21.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)[f]	.12	.06	.02
Net realized and unrealized gain (loss) on investment transactions	4.67	7.62	6.68	1.37
Total from investment operations	4.61	7.74	6.74	1.39
Less distributions from: Net investment income	(.02)	(.10)	—	(.19)
Net realized gain on investment transactions	(6.00)	(2.29)	—	—
Total distributions	(6.02)	(2.39)	—	(.19)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 33.57	$ 34.98	$ 29.63	$ 22.89
Total Return (%)	13.44f**	27.37	29.45[d]	6.38d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	1.5
Ratio of expenses before expense reductions (%)	1.71*	1.79	2.27	1.87*
Ratio of expenses after expense reductions (%)	1.71*	1.79	1.96	1.82*
Ratio of net investment income (loss) (%)	(.16)e,f**	.39	.25	.13*
Portfolio turnover rate (%)	118*	143	54	81
[a] For the six months ended February 28, 2007 (Unaudited).
[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio for the six months ended February 28, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase of net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.02% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 34.99	$ 29.64	$ 22.82	$ 20.41	$ 18.76	$ 23.15
Income (loss) from investment operations: Net investment income[b]	.03[e]	.29	.25	.07	.16	.13
Net realized and unrealized gain (loss) on investment transactions	4.66	7.62	6.66	2.66	1.69	(3.90)
Total from investment operations	4.69	7.91	6.91	2.73	1.85	(3.77)
Less distributions from: Net investment income	(.22)	(.27)	(.09)	(.32)	(.20)	(.47)
Net realized gain on investment transactions	(6.00)	(2.29)	—	—	—	(.15)
Total distributions	(6.22)	(2.56)	(.09)	(.32)	(.20)	(.62)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 33.46	$ 34.99	$ 29.64	$ 22.82	$ 20.41	$ 18.76
Total Return (%)	13.79e**	28.01	30.35	13.36[c]	10.01	(16.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,345	1,186	832	703	705	756
Ratio of expenses (%)	1.20*	1.27	1.25	1.42	1.43	1.35
Ratio of net investment income (%)	.09d,e**	.91	.96	.31	.89	.62
Portfolio turnover rate (%)	118*	143	54	81	55	31
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio for the six months ended February 28, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase of net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Thematic Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 28, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days (15 days effective March 12, 2007) of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $1,123,041,794 and $896,866,689, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the six months ended February 28, 2007, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.86% of the Fund's average daily net assets.

For the period from September 1, 2006 to September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.70%
Class B	2.46%
Class C	2.46%
Class R	1.96%
Class S	1.23%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.70%
Class B	2.45%
Class C	2.45%
Class R	1.95%
Class S	1.28%

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2007, the Advisor received an Administration Fee of $789,919,of which $140,912 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and R shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 28, 2007
Class A	$ 179,725	$ 99,305
Class B	24,524	16,042
Class C	50,156	27,915
Class R	2,808	1,000
Class S	785,191	459,329
	$ 1,042,404	$ 603,591

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended February 28, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2007
Class B	$ 74,237	$ 15,726
Class C	282,590	67,759
Class R	3,740	534
	$ 360,567	$ 84,019

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2007	Annualized Effective Rate
Class A	$ 218,941	$ 52,694.21%
Class B	24,643	5,136.25%
Class C	93,665	22,511.25%
Class R	3,361	475.22%
	$ 340,610	$ 80,816

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2007, aggregated $218,722.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2007, the CDSC for Class B and C shares aggregated $31,771 and $6,199, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2007, DWS-SDI received $1,112 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,710, of which $10,750 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,151,816	$ 216,304,914	3,102,695	$ 104,659,031
Class B	435,288	15,036,724	256,690	8,553,567
Class C	2,502,830	86,767,939	1,070,812	35,808,426
Class R	56,794	2,051,820	70,861	2,315,412
Class AARP*	—	—	449,262	14,836,585
Class S	2,311,411	80,728,399	3,403,324	112,635,359
		$400,889,796		$ 278,808,380
Shares issued to shareholders in reinvestment of distributions
Class A	877,827	$ 28,915,813	70,889	$ 2,162,821
Class B	84,876	2,745,754	18,031	545,297
Class C	319,477	10,354,861	14,957	452,461
Class R	10,266	338,173	3,913	119,376
Class AARP*	—	—	286,458	8,731,243
Class S	6,016,490	197,466,639	2,204,869	67,072,291
		$ 239,821,240		$ 79,083,489
Shares redeemed
Class A	(756,007)	$ (26,613,401)	(637,377)	$ (21,036,168)
Class B	(143,837)	(4,942,342)	(120,015)	(3,914,474)
Class C	(119,421)	(4,179,897)	(143,955)	(4,767,544)
Class R	(79,967)	(3,005,722)	(8,345)	(271,039)
Class AARP*	—	—	(572,247)	(18,770,305)
Class S	(2,028,229)	(71,343,972)	(3,706,255)	(121,963,513)
		$ (110,085,334)		$ (170,723,043)
Shares converted*
Class AARP	—	$ —	(3,924,906)	$ (127,826,633)
Class S	—	—	3,930,699	127,826,633
		$ —		$ —
Redemption fees		$ 23,356		$ 38,716
Net increase (decrease)
Class A	6,273,636	$ 218,618,511	2,536,207	$ 85,801,290
Class B	376,327	12,845,617	154,706	5,184,509
Class C	2,702,886	92,945,455	941,814	31,497,800
Class R	(12,907)	(615,729)	66,429	2,163,749
Class AARP*	—	—	(3,761,433)	(123,022,038)
Class S	6,299,672	206,855,204	5,832,637	185,582,232
		$ 530,649,058		$ 187,207,542
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $180,452 from the Advisor for its settlement portion, which is equivalent to $0.004 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class S shares) was in the 1st quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGQAX	SGQBX	SGQCX
CUSIP Number	233379-817	233379-791	233379-783
Fund Number	407	607	707
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SGQRX
CUSIP Number	233379-767
Fund Number	1512
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCOBX
Fund Number	2007

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 24, 2007